Exhibit 13(a)(iiii)

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 20-F (the “Report”) of Valcent Products Inc. (the “Company”) for the year ended March 31, 2008, each of the undersigned M. Glen Kertz, the Chief Executive Officer of the Company, and F. George Orr, the Chief Financial Officer of the Company, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of the undersigned’s knowledge and belief:

1.           The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 10, 2008	By:	/s/ M. Glen Kertz
M. Glen Kertz
Chief Executive Officer

Date: October 10, 2008	By:	/s/ F. George Orr
F. George Orr
Chief Financial Officer